SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2003

                                  SUMMEDIA.COM INC.
               (Exact name of registrant as specified in its charter)

     Colorado                       0-30566                 95-4734398
   (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


   Suite 208, 750 Terminal Avenue, Vancouver, B.C.  CANADA V6A 2M5
             (Address of Principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (604)484-4858

Item 5.           Other Events and Regulation FD Disclosure

On January 29, 2003, the board of directors acted by unanimous written consent to fill an existing vacancy on the board of directors by appointing Mr. Michael Mulberry as a Company director. The board also appointed Chief Financial Officer and Company Secretary L. Evan Baergen to the board to fill imminent vacancies as set forth below. Written consents to serve executed by Messrs. Mulberry and Baergen were received and noted.

Also on January 29, 2003, resignations were received from directors Eamon P.M. Egan and Lawton W. Bloom, each bearing an effective date of January 30, 2003. These directors also resigned from any posts as Company officers.
The board resolved to accept these resignations, making them effective January 30, 2003.




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUMmedia.com Inc.
                                       By:

January 30, 2003                       /s/ L. EVAN BAERGEN
                                       ------------------------------------
                                           L. Evan Baergen
                                           Chief Financial Officer and Secretary

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of SUMmedia.com, Inc. (the "Company" on Form 8-K for January 29, 2003,as filed with the Securities and Exchange Commission on the date hereof (the "Form 8-K"), I Eamon P.M. Egan, Chief Executive Officer of the Company, and I, Evan Baergen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Form 8-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

 (2) The information contained in the Form 8-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 30, 2003

/s/Eamon P.M. Egan                         /s/Evan Baergen
Eamon P.M. Egan                            Evan Baergen
Chief Executive Officer                    Chief Financial Officer